                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                             _____________________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   January 9, 1997
                                                 -------------------------------


                       Pioneer Commercial Funding Corp.
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              (Exact Name of Registrant as Specified in Charter)


       New York                     0-24940            13-3763437
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(State of Other Jurisdiction      (Commission    (IRS Employer
   of Incorporation)              File Number)   Identification No.)

              6660 Reseda Blvd., Reseda, CA                        91335
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code  (818) 776-0590
                                                  ------------------------------


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     (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.


1.   REPLACEMENT OF THE CHIEF EXECUTIVE OFFICER AND CHIEF OPERATING OFFICER OF
     REGISTRANT:

     Arthur H. Goldberg and Elie Housman, who have served as, respectively, the Registrant's Chief Executive Officer and Chief Operating Officer, have been removed from such offices by the Board of Directors at a meeting of the Board of Directors held on January 9, 1997. Effective as of such date M. Albert Nissim has been appointed as the Registrant's President and Chief Executive Officer.

2.   RESIGNATION OF TWO DIRECTORS

     Arthur H. Goldberg and Elie Housman resigned from their positions as directors of the Registrant, effective January 20, 1997.


                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under the undersigned hereunto duly authorized.



                                        PIONEER COMMERCIAL FUNDING CORP.



Date:   January 23, 1997                By:  /s/ M. Albert Nissim
     -------------------                     ---------------------
                                             M. Albert Nissim
                                             President